UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   FORM N-CSR
   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act File Number 811-04704
                                                     ---------

                          The Primary Trend Fund, Inc.

                              700 N. Water Street
                              Milwaukee, WI  53202
                              --------------------
                    (Address of principal executive offices)

                     Arnold Investment Counsel Incorporated
                              700 N. Water Street
                              Milwaukee, WI  53202
                              --------------------
                    (Name and address of agent for service)
       Registrant's telephone number, including area code: (414) 271-2726
                                                           --------------
                        Date of fiscal year end: June 30
                                                 -------
                    Date of reporting period: June 30, 2004
                                              -------------

ITEM 1.  REPORTS TO STOCKHOLDERS

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

(THE PRIMARY TREND FUNDS LOGO)

ANNUAL REPORT

THE PRIMARY
TREND FUND

THE PRIMARY
INCOME FUND

MILWAUKEE, WISCONSIN
JUNE 30, 2004

MESSAGE TO SHAREHOLDERS...

          "We believe, however, that many of these positives are now reflected in current stock prices - which is why the Dow Jones Industrial Average is trading at 10,500 and not 8000; why the NASDAQ Composite is at 2100 and not 1300; and why Ford Motor is at 15 and not
     7.  The easy money has been made. ... This shift from fear last year to complacency this year, combined with the uncertainty surrounding the quadrennial circus (a/k/a presidential campaigning), will provide periods of weakness and bouts of profit-taking. Valuations will become much more important as 2004 unfolds, creating a ceiling to the equity markets."

                                      THE PRIMARY TREND FUNDS
                                      December 31, 2003 - Semiannual Report

  This ceiling to the equity markets that we spoke of six months ago has been impenetrable and has kept the popular benchmarks locked in a very tight trading range. The Dow Jones Industrial Average has waffled between 9,900 and 10,700 - a mere 8% variance. And the S&P 500(R) Index has been confined to an even tighter space of just 7% (from a low of 1,080 to a high of 1,160). Combine that with abnormally low trading volume and we have the makings of a very dull market environment. This "Dullsville", which we addressed in the July issue of The Primary Trend investment letter, has frustrated both the bulls and the bears.

A TALE OF TWO MARKETS
---------------------

  The mundane stock market environment of today is a far cry from the anxiety and fear that existed just over a year ago. As a cyclical bull market was emerging in March 2003, it was difficult to pinpoint the leadership as the majority of sectors bolted from the gate. Stocks of all market capitalizations and investment genres led the advance that finally pulled investors from the depths of the three-year-old bear market and its accompanying pessimism.

  By the end of 2003, however, the stock market morphed into a much more selective affair. The homogeneous leadership that powered the popular indices higher in 2003 quickly evolved into an equity environment led by small and mid-cap stocks. The first half of 2004 can best be described as a market of stocks rather than a stock market. While this can be a healthy underpinning to a market in search of direction, it also temporarily signals a shift away from our large-cap universe.

  Despite slightly lagging the S&P 500(R) Index's 12-month total return of +19.11%, The Primary Trend Funds have proven their conservative worth in the flat equity environment of 2004. For the 12 months ended June 30, 2004, The Primary Trend Funds generated the following total returns for their shareholders:

                    THE PRIMARY TREND FUND               +17.05%
                    THE PRIMARY INCOME FUND              +11.23%

THE PRIMARY TREND FUND
----------------------

  Shareholders in The Primary Trend Fund have benefited from our conservative, value-oriented investment philosophy by escaping the losses inflicted by the bear market over the last few years. It is now equally as important, as portfolio managers, to outperform during flat-to-rising markets. In that regard, we have yet to distinguish ourselves during the latest 12 months. We believe that 2004 has the potential to reward astute stock picking even as the major market averages struggle to break even. In other words, what one avoids will be just as important as what one owns.

  This is one of the reasons why we continue to dramatically underweight technology stocks in the portfolio. With the benefit of hindsight, this under-emphasis in info-technology was a short-term mistake as that sector performed exceedingly well off of the bottom (+26.19% for the year ended June 30, 2004, as measured by the Nasdaq 100 Composite). However, after its dead-cat bounce in 2003, the Technology sector (and its Nasdaq brethren) has resumed its downward course in 2004. There will be selected opportunities in tech, but as value-oriented investors, we see little that is compelling at current valuations in light of the inherent risks. Our exposure is limited to a 3% position in Hewlett-Packard (vs. a 16.7% tech weighting for the S&P 500(R) Index).

  We are also underweighted in financial stocks (9.3% of the portfolio vs.
20.7% for the S&P 500(R) Index) for three reasons: 1) we have anticipated a rising interest rate environment for some time due to the strength in the economy (and indeed, the Fed has recently boosted short-term rates); 2) interest-sensitive securities, especially financial stocks, perform poorly during a rising rate environment; and 3) technically, the sector has been lagging considerably and is not providing the leadership necessary in a stock picker's market. Our portfolio's concentration in property & casualty insurance stocks (Allstate, Chubb and PartnerRe) rather than the leveraged consumer finance stocks caused a slight underperformance over the past year.

  With the economy entering the middle innings of its growth cycle, we continue to emphasize those industry groups that are the most economically sensitive. The Industrials, Consumer Cyclicals and Basic Materials sectors represent 24.6% of the S&P 500(R) Index. The Primary Trend Fund has 1.2x the S&P's exposure with 30.0% of the portfolio invested in those three sectors, to include our largest overall portfolio holding (Du Pont). Some of the stellar performers in this group that contributed greatly to Fund performance include Carnival Corp., Ford Motor and McDonald's.

  Lastly, our contrarian tendencies have focused our crosshairs on the unloved and undervalued Healthcare sector. We were too early, as is typically the case, because the large Pharmaceutical group (the Healthcare sector's greatest component) was flat for the entire 12-month period. But we expect that to reverse course. As such, we continue to add to the stable of pharmaceutical names (Abbott Labs, Bristol-Myers Squibb, Johnson & Johnson, Eli Lilly, Merck, Pfizer and Schering-Plough) with the portfolio's exposure currently at 18.2% (vs. 13.6% for the S&P 500(R) Index). While a bullish catalyst is not immediate, long-term investors should benefit from the "patience money" (dividends) and eventual return-to-favor that these healthcare names have to offer.

THE PRIMARY INCOME FUND
-----------------------

  While The Primary Income Fund lagged the S&P 500(R) Index over the last year, it did keep pace with its other benchmark, the Standard & Poor's Utilities Index (+11.49%).

  As with the strategy implemented in The Primary Trend Fund, we feel it will be just as important what one avoids in 2004 as what one owns. Our anticipation of higher interest rates compels us to minimize our exposure to the Financial sector. The Primary Income Fund's 6.7% investment in financial stocks is roughly one-third of the S&P 500(R) Index's weight of 20.7%.

  Ironically, our 28.8% weight in the interest-sensitive Utility sector has muted the Fund's performance somewhat in this rising rate environment. Couple that with the stodgy earnings' growth of utilities relative to the rest of the equity market, and investors had little compelling evidence to embrace the "widows and orphans" sector last year. However, we feel the electric, natural gas and water utility names that we do have in the Fund not only provide a solid income stream to our shareholders, but they serve as a core stabilizer through the twists and turns of an equity market in search of direction.

  Similar to The Primary Trend Fund, The Primary Income Fund also overemphasized its exposure to Healthcare stocks (15.0% of the portfolio), leading to less-than-stellar returns from these holdings. However, the Fund's 25.7% weight in the economically sensitive sectors (Industrials, Consumer Cyclicals and Basic Materials) helped rejuvenate the portfolio during the last year and we anticipate it will be a key ingredient to potential outperformance in the quarters ahead.

  Due to our forecast of higher interest rates, and hence our bearish stance on bonds, we have reduced our fixed-income exposure by one-third to just 6.5% of the portfolio. Our limited bond exposure appears well-timed as 30-year Treasury Bonds actually lost -6.83% (total return), even after collecting the coupon.

BULL OR BEAR?  YES.
-------------------

  Are we in a bull or a bear market? This has become the cocktail chatter and water fountain fodder of the moment. We are working under the assumption that we are BOTH in the thick of a cyclical (intermediate-term) bull market, yet
       ----
under the umbrella of a secular (long-term) bear market - a bear market that began with the "popping" of the Tech Bubble in 2000.

  A cyclical market runs counter-trend to the secular forces that are already in place. Wall Street experienced its last secular bear market from 1966-1982. During that span of 16 years, the Dow Jones Industrial Average flirted with the 1000 level on no less than six separate occasions only to be greeted by profit-taking and other selling pressures. It finally broke through that ceiling (for good) in late 1982, embarking on its 18-year secular bull market that ended with the unraveling of tech stocks.

  During that 16-year secular bear market from 1966-1982, the stock market (as measured by the DJIA) had four very powerful cyclical bull markets that averaged a gain of +47% over the course of 22 months. In other words, there is money to be made during these secular bear markets!

  Oddly enough, the DJIA has gained 47% from its October 2002 low of 7,286 to its February 2004 high of 10,738, and we are currently in our 22nd month of stock market recovery. We believe this is part of the reason that 2004 can be labeled "Dullsville" - as the market digests these gains. Ignore the sideways action of the indices and focus on the potential reward in individual groups and stocks.

TUG-O-WAR
---------

  There are still a number of negatives that are weighing on the stock market currently: 1) insider selling continues at an above-average pace; 2) investor sentiment, based on various yardsticks, is complacent at best - too bullish at its worst; 3) interest rates are on the rise; 4) technically, the financials (typical leaders) have topped out while energy stocks (typical laggards) are outperforming; and 5) the Iraq exit strategy is an uncertainty.

  These negatives, however, are in a constant tug-o-war with the elements in the silver lining:  1) robust economy;  2) better-than-expected earnings growth;
3) low interest rates coupled with low inflation (albeit, both on the rise); 4) underlying strength of the stock market's small-to-medium capitalization stocks; and 5) equity valuations are in line with historical medians.

  We believe that the prudent course of action in today's market environment is to focus on the stock, not the stock market. Remain disciplined yet flexible and take what the market gives you. That may generate more turnover and capital gains, but as the old Wall Street saying goes: "You can't go broke by taking profits."

  We believe the remainder of 2004, and even into 2005, will be problematic for the popular market averages yet profitable for those investors with a keen eye for value - and that includes our shareholders. All of us at Arnold Investment Counsel thank you for your trust and confidence which you have bestowed upon us over the years and we look forward to serving you in the future.

  Sincerely,

  /s/Lilli Gust                              /s/Barry S. Arnold

  Lilli Gust                                 Barry S. Arnold
  President                                  Vice President
                                             Chief Investment Officer

PORTFOLIOS OF INVESTMENTS
June 30, 2004

                             THE PRIMARY TREND FUND

                                                                                                      MARKET
  SHARES                                                                           COST                VALUE
  ------                                                                           ----               ------
               COMMON STOCKS      89.9%
    6,000      Abbott Laboratories (Pharmaceutical products)                    $   167,454         $   244,560
   14,000      Allstate Corp. (Insurance)                                           446,252             651,700
   10,000      Anheuser-Busch Companies, Inc. (Beverages)                           295,400             540,000
   44,728      Archer-Daniels-Midland Co. (Food processing)                         632,603             750,536
   10,000      Barrick Gold Corp. (Mining)                                          190,108             197,500
    6,998      BP plc (Integrated oil company)                                      143,640             374,883
   18,000      Bristol-Myers Squibb Co. (Pharmaceuticals)                           465,995             441,000
   30,000      Calpine Corp.*<F1> (Electric)                                        159,300             129,600
   12,000      Carnival Corp. (Cruise lines)                                        304,850             564,000
   25,000      Cendant Corp. (Diversified consumer services)                        334,500             612,000
    6,000      Chubb Corp. (Insurance)                                              327,730             409,080
   18,000      COX Communications, Inc.*<F1> (Cable T.V.)                           518,230             500,220
   12,000      Dow Chemical Co. (Diversified chemicals)                             406,200             488,400
   19,000      Du Pont (E.I.) de Nemours & Co. (Diversified chemicals)              836,026             843,980
    6,000      Eli Lilly & Co. (Pharmaceuticals)                                    441,595             419,460
   21,000      Ford Motor Co. (Automotive manufacturing)                            153,510             328,650
   23,000      General Electric Co. (Diversified manufacturing)                     668,649             745,200
   10,000      General Mills, Inc. (Diversified food)                               452,291             475,300
   23,812      Hewlett-Packard Co. (Computers)                                      401,711             502,433
    6,000      The Home Depot, Inc. (Retail-building products)                      136,080             211,200
      600      Hospira, Inc.*<F1> (Pharmaceuticals)                                  11,526              16,560
    7,000      Johnson & Johnson (Medical products)                                 299,250             389,900
   10,000      Mattel, Inc. (Toys)                                                  190,803             182,500
   15,000      McDonald's Corp. (Restaurant chains)                                 327,631             390,000
   15,000      Merck & Co., Inc. (Pharmaceuticals)                                  664,469             712,500
   13,000      Occidental Petroleum Corp. (Integrated oil company)                  242,127             629,330
    8,000      PartnerRe Ltd. (Insurance)                                           266,855             453,840
   15,000      Pfizer, Inc. (Pharmaceuticals)                                       483,254             514,200
   33,000      Schering-Plough Corp. (Pharmaceuticals)                              623,040             609,840
    8,000      Schlumberger Ltd. (Oil field services)                               316,800             508,080
    5,580      United Technologies Corp. (Aerospace)                                231,525             510,458
   10,000      Walt Disney Co. (Entertainment and media)                            238,800             254,900
   12,000      Wendy's International, Inc. (Restaurant chains)                      264,398             418,080
                                                                                -----------         -----------
                      Total Common Stocks                                        11,642,602          15,019,890
                                                                                -----------         -----------

PRINCIPAL
  AMOUNT
---------
               BONDS AND NOTES      2.3%
               CORPORATE BOND
 $400,000      Alabama Power Co., 3.125%, due 5/1/08                                394,884             387,647
                                                                                -----------         -----------
                      Total Bonds and Notes                                         394,884             387,647
                                                                                -----------         -----------
                      Total Long-Term Investments                                12,037,486          15,407,537
                                                                                -----------         -----------

               SHORT-TERM INVESTMENTS      5.2%
               VARIABLE RATE DEMAND NOTES
  100,038      American Family Insurance Co., 0.88%                                 100,038             100,038
   13,366      US Bank, N.A., 1.04%                                                  13,366              13,366
  757,492      Wisconsin Corporate Central Credit Union, 0.96%                      757,492             757,492
                                                                                -----------         -----------
                      Total Short-Term Investments                                  870,896             870,896
                                                                                -----------         -----------
               TOTAL INVESTMENTS      97.4%                                     $12,908,382          16,278,433
                                                                                -----------
                                                                                -----------
               Other Assets less Liabilities      2.6%                                                  435,180
                                                                                                    -----------
               NET ASSETS      100.0%                                                               $16,713,613
                                                                                                    -----------
                                                                                                    -----------

SUMMARY OF INVESTMENTS BY SECTOR                  TOP TEN EQUITY HOLDINGS

                              PERCENT OF                                                PERCENT OF
SECTOR                  INVESTMENT SECURITIES     SECURITY                        INVESTMENT SECURITIES
------                  ---------------------     --------                        ---------------------
Consumer, Non-cyclical           35.2%            Du Pont (E.I.) de Nemours & Co.          5.2%
Consumer, Cyclical               12.9%            Archer-Daniels-Midland Co.               4.6%
Basic Materials                   9.4%            General Electric Co.                     4.6%
Financial                         9.3%            Merck & Co., Inc.                        4.4%
Energy                            9.3%            Allstate Corp.                           4.0%
Industrial                        7.7%            Occidental Petroleum Corp.               3.9%
Short-Term Investments            5.3%            Cendant Corp.                            3.8%
Communications                    4.6%            Schering-Plough Corp.                    3.7%
Utilities                         3.2%            Carnival Corp.                           3.5%
Technology                        3.1%            Anheuser-Busch Companies, Inc.           3.3%
                                ------                                                    -----
Total Investments               100.0%            Total                                   41.0%

*<F1>  Non-income producing

                       See notes to financial statements.

                            THE PRIMARY INCOME FUND

                                                                                                       MARKET
  SHARES                                                                           COST                VALUE
  ------                                                                           ----                ------
               COMMON STOCKS      87.3%
    1,000      Abbott Laboratories (Pharmaceutical products)                     $   27,909          $   40,760
    2,000      Alliant Energy Corp. (Electric and gas utility)                       61,700              52,160
    3,000      Allstate Corp. (Insurance)                                           116,528             139,650
    3,000      American States Water Co. (Water utility)                             82,662              69,720
    2,000      Anheuser-Busch Companies, Inc. (Beverages)                            59,080             108,000
    1,637      Apartment Investment & Management Co.
                 (Real estate investment trust)                                      23,363              50,960
    3,000      Barrick Gold Corp. (Mining)                                           57,032              59,250
    2,000      BP plc (Integrated oil company)                                       51,801             107,140
    5,000      Bristol-Myers Squibb Co. (Pharmaceuticals)                           139,902             122,500
    1,500      Carnival Corp. (Cruise lines)                                         38,367              70,500
    1,000      Chubb Corp. (Insurance)                                               54,455              68,180
    2,000      Cinergy Corp. (Electric and gas utility)                              39,641              76,000
    3,000      Dow Chemical Co. (Diversified chemicals)                             101,550             122,100
    4,000      DPL, Inc. (Electric and gas utility)                                  40,678              77,680
    2,691      DTE Energy Co. (Electric utility)                                    115,541             109,093
    3,500      Du Pont (E.I.) de Nemours & Co. (Diversified chemicals)              155,690             155,470
    1,000      Eli Lilly & Co. (Pharmaceuticals)                                     73,599              69,910
    6,000      Ford Motor Co. (Automotive manufacturing)                             43,620              93,900
    5,000      General Electric Co. (Diversified manufacturing)                     146,280             162,000
    3,000      Hewlett-Packard Co. (Computers)                                       52,530              63,300
      100      Hospira, Inc.*<F2> (Pharmaceuticals)                                   1,921               2,760
    3,000      KeySpan Corp. (Natural gas utility)                                   74,816             110,100
    4,000      McDonald's Corp. (Restaurant chains)                                  88,197             104,000
    4,000      Merck & Co., Inc. (Pharmaceuticals)                                  175,267             190,000
    3,000      Occidental Petroleum Corp. (Integrated oil company)                   62,250             145,230
    3,000      Otter Tail Corp. (Electric utility)                                   82,316              80,580
    4,000      SBC Communications, Inc. (Telecommunications)                         94,280              97,000
    8,000      Schering-Plough Corp. (Pharmaceuticals)                              143,960             147,840
    1,000      Schlumberger Ltd. (Oil field services)                                39,600              63,510
    4,000      Sempra Energy (Natural gas utility)                                   62,362             137,720
    3,000      The Southern Company (Electric utility)                               85,890              87,450
    3,000      Vectren Corp. (Natural gas utility)                                   64,302              75,270
    3,000      Walt Disney Co. (Entertainment and media)                             71,640              76,470
    2,000      Wendy's International, Inc. (Restaurant chains)                       45,441              69,680
    4,000      Wisconsin Energy Corp. (Electric and gas utility)                     98,278             130,440
                                                                                 ----------          ----------
                      Total Common Stocks                                         2,672,448           3,336,323
                                                                                 ----------          ----------

PRINCIPAL
  AMOUNT
---------
               BONDS AND NOTES      6.5%
               CORPORATE BONDS
 $100,000      Alabama Power Co., 3.125%, due 5/1/08                                 98,701              96,912
  150,000      General Electric Capital Corp., 1.851%, due 6/11/08                  150,000             149,968
                                                                                 ----------          ----------
                      Total Bonds and Notes                                         248,701             246,880
                                                                                 ----------          ----------
                      Total Long-Term Investments                                 2,921,149           3,583,203
                                                                                 ----------          ----------

               SHORT-TERM INVESTMENTS      6.6%
               VARIABLE RATE DEMAND NOTES
  103,428      American Family Insurance Co., 0.88%                                 103,428             103,428
      271      US Bank, N.A., 1.04%                                                     271                 271
  148,549      Wisconsin Corporate Central Credit Union, 0.96%                      148,549             148,549
                                                                                 ----------          ----------
                      Total Short-Term Investments                                  252,248             252,248
                                                                                 ----------          ----------
               TOTAL INVESTMENTS      100.4%                                     $3,173,397           3,835,451
                                                                                 ----------
                                                                                 ----------
               Liabilities less Other Assets      (0.4%)                                                (16,556)
                                                                                                     ----------
               NET ASSETS      100.0%                                                                $3,818,895
                                                                                                     ----------
                                                                                                     ----------

SUMMARY OF INVESTMENTS BY SECTOR                  TOP TEN EQUITY HOLDINGS

                              PERCENT OF                                                PERCENT OF
SECTOR                  INVESTMENT SECURITIES     SECURITY                        INVESTMENT SECURITIES
------                  ---------------------     --------                        ---------------------
Utilities                        28.8%            Merck & Co., Inc.                        5.0%
Consumer, Non-cyclical           17.8%            General Electric Co.                     4.2%
Consumer, Cyclical                8.8%            Du Pont (E.I.) de Nemours & Co.          4.1%
Basic Materials                   8.8%            Schering-Plough Corp.                    3.9%
Energy                            8.2%            Occidental Petroleum Corp.               3.8%
Industrial                        8.1%            Allstate Corp.                           3.6%
Financial                         6.7%            Sempra Energy                            3.6%
Short-Term Investments            6.6%            Wisconsin Energy Corp.                   3.4%
Communications                    4.5%            Bristol-Meyers Squibb Co.                3.2%
Technology                        1.7%            Dow Chemical Co.                         3.2%
                                ------                                                    -----
Total Investments               100.0%            Total                                   38.0%

*<F2>  Non-income producing

                       See notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2004

                                                                                    THE PRIMARY         THE PRIMARY
                                                                                     TREND FUND         INCOME FUND
                                                                                    -----------         -----------
Assets:
   Investments, at Value:
       Common Stocks                                                                $15,019,890          $3,336,323
       Bonds and Notes                                                                  387,647             246,880
       Short-Term Investments                                                           870,896             252,248
                                                                                    -----------          ----------
           Total Investments (Cost $12,908,382 and $3,173,397, respectively)         16,278,433           3,835,451

   Receivable for Investments Sold                                                      432,139                  --
   Dividends Receivable                                                                  32,450               9,753
   Interest Receivable                                                                    2,910                 887
   Capital Shares Receivable                                                                189                 189
   Prepaid Expenses and Other Assets                                                      6,482              11,692
                                                                                    -----------          ----------
           Total Assets                                                              16,752,603           3,857,972
                                                                                    -----------          ----------

Liabilities
   Accrued Investment Advisory Fees                                                      10,059              17,922
   Capital Shares Payable                                                                 2,855               2,962
   Other                                                                                 26,076              18,193
                                                                                    -----------          ----------
           Total Liabilities                                                             38,990              39,077
                                                                                    -----------          ----------
Net Assets                                                                          $16,713,613          $3,818,895
                                                                                    -----------          ----------
                                                                                    -----------          ----------
Shares Outstanding                                                                    1,277,281             310,881
Net Asset Value Per Share                                                          $     13.09          $    12.28
                                                                                    -----------          ----------
                                                                                    -----------          ----------
Net Assets Consist of:
   Capital Stock, $0.01 par value (30,000,000 shares authorized each)               $12,687,507          $3,332,362
   Undistributed Net Investment Income                                                   33,191               1,255
   Undistributed Net Realized Gain (Loss)                                               622,864            (176,776)
   Net Unrealized Appreciation of Investments                                         3,370,051             662,054
                                                                                    -----------          ----------
Net Assets                                                                          $16,713,613          $3,818,895
                                                                                    -----------          ----------
                                                                                    -----------          ----------

                       See notes to financial statements.

STATEMENTS OF OPERATIONS
For the year ended June 30, 2004

                                                      THE PRIMARY   THE PRIMARY
                                                       TREND FUND   INCOME FUND
                                                      -----------   -----------
Income:
   Interest                                            $   31,312    $ 14,682
   Dividends                                              270,874      91,589
                                                       ----------    --------
       Total Income                                       302,186     106,271
                                                       ----------    --------
Expenses:
   Investment Advisory Fees                               118,836      27,017
   Administration and Accounting Fees                      37,533      26,810
   Shareholder Servicing Costs                             30,510      12,532
   Professional Fees                                       22,391      20,205
   Registration Fees                                        9,292       6,074
   Printing                                                 7,357       1,908
   Custodial Fees                                           3,894       3,533
   Insurance                                                2,894         686
   Postage                                                  2,687         804
   Pricing                                                  1,576       1,792
   Other                                                    2,991       2,282
                                                       ----------    --------
   Total Expenses Before Reimbursement                    239,961     103,643
   Less Expenses Reimbursed By Adviser                         --     (67,134)
                                                       ----------    --------
   Net Expenses                                           239,961      36,509
                                                       ----------    --------
Net Investment Income                                      62,225      69,762
                                                       ----------    --------
Net Realized Gain (Loss) on Investments                   749,930     (39,766)
Change in Net Unrealized Appreciation of Investments    1,681,118     356,970
                                                       ----------    --------
Net Realized and Unrealized Gain on Investments         2,431,048     317,204
                                                       ----------    --------
Net Increase in Net Assets From Operations             $2,493,273    $386,966
                                                       ----------    --------
                                                       ----------    --------

                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                           THE PRIMARY                      THE PRIMARY
                                                            TREND FUND                      INCOME FUND
                                                    --------------------------       --------------------------
                                                   YEAR ENDED       YEAR ENDED       YEAR ENDED      YEAR ENDED
                                                    JUNE 30,         JUNE 30,         JUNE 30,        JUNE 30,
                                                      2004             2003             2004            2003
                                                   ----------       ----------       ----------      ----------
Operations:
   Net Investment Income                           $    62,225     $    57,412       $   69,762      $   78,493
   Net Realized Gain (Loss)
     on Investments                                    749,930         114,534          (39,766)        (42,122)
   Change in Net Unrealized Appreciation
     of Investments                                  1,681,118        (144,605)         356,970        (155,240)
                                                   -----------     -----------       ----------      ----------
   Net Increase (Decrease) in Net
     Assets from Operations                          2,493,273          27,341          386,966        (118,869)
                                                   -----------     -----------       ----------      ----------
Distributions to Shareholders:
   From Net Investment Income                          (44,016)        (61,692)         (68,507)        (78,690)
   From Net Realized Gains                            (114,374)       (673,924)              --              --
                                                   -----------     -----------       ----------      ----------
   Decrease in Net Assets
     from Distributions                               (158,390)       (735,616)         (68,507)        (78,690)
                                                   -----------     -----------       ----------      ----------
Fund Share Transactions:
   Proceeds from Shares Sold                         1,520,055       1,907,777          125,702          88,730
   Reinvested Distributions                            146,240         690,580           60,150          68,709
   Cost of Shares Redeemed                          (2,179,923)     (2,961,022)        (219,834)       (105,104)
                                                   -----------     -----------       ----------      ----------
   Net Increase (Decrease) in Net Assets
     from Fund Share Transactions                     (513,628)       (362,665)         (33,982)         52,335
                                                   -----------     -----------       ----------      ----------
Total Increase (Decrease) in
  Net Assets                                         1,821,255      (1,070,940)         284,477        (145,224)

Net Assets:
   Beginning of Year                                14,892,358      15,963,298        3,534,418       3,679,642
                                                   -----------     -----------       ----------      ----------
   End of Year                                     $16,713,613     $14,892,358       $3,818,895      $3,534,418
                                                   -----------     -----------       ----------      ----------
                                                   -----------     -----------       ----------      ----------
Undistributed Net Investment
  Income at End of Year                            $    33,191     $    14,982       $    1,255      $       --
                                                   -----------     -----------       ----------      ----------
                                                   -----------     -----------       ----------      ----------
Transactions in Shares:
   Sales                                               123,275         187,369           10,369           8,309
   Reinvested Distributions                             12,695          64,375            5,129           6,414
   Redemptions                                        (176,207)       (282,056)         (18,739)         (9,781)
                                                   -----------     -----------       ----------      ----------
   Net Increase (Decrease)                             (40,237)        (30,312)          (3,241)          4,942
                                                   -----------     -----------       ----------      ----------
                                                   -----------     -----------       ----------      ----------

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table shows per share operation performance data, total investment return, ratios and supplemental data for one share outstanding for each of the years ended June 30:

                                                               2004           2003           2002           2001           2000
                                                               ----           ----           ----           ----           ----
THE PRIMARY TREND FUND

PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Year                            $11.30         $11.84         $12.39         $10.55         $12.64
                                                              ------         ------         ------         ------         ------
Net Investment Income                                           0.05           0.04           0.05           0.16           0.20
Net Realized and Unrealized Gain (Loss) on Investments          1.86          (0.03)         (0.39)          2.19          (1.53)
                                                              ------         ------         ------         ------         ------
Total from Investment Operations                                1.91           0.01          (0.34)          2.35          (1.33)
                                                              ------         ------         ------         ------         ------
Less Distributions:
   From Net Investment Income                                  (0.03)         (0.05)         (0.12)         (0.20)         (0.17)
   From Net Realized Gains                                     (0.09)         (0.50)         (0.09)         (0.31)         (0.59)
                                                              ------         ------         ------         ------         ------
   Total Distributions                                         (0.12)         (0.55)         (0.21)         (0.51)         (0.76)
                                                              ------         ------         ------         ------         ------
Net Increase (Decrease)                                         1.79          (0.54)         (0.55)          1.84          (2.09)
                                                              ------         ------         ------         ------         ------
Net Asset Value, End of Year                                  $13.09         $11.30         $11.84         $12.39         $10.55
                                                              ------         ------         ------         ------         ------
                                                              ------         ------         ------         ------         ------

TOTAL INVESTMENT RETURN                                       17.05%          0.34%         (2.77%)        22.54%        (11.13%)

RATIOS AND SUPPLEMENTAL DATA
   Net Assets, End of Year (in thousands)                    $16,714        $14,892        $15,963        $17,650        $14,787
   Ratio of Net Expenses to Average Net Assets                 1.49%          1.60%          1.44%          1.38%          1.40%
   Ratio of Net Investment Income to Average Net Assets        0.39%          0.41%          0.41%          1.36%          1.69%
   Portfolio Turnover                                          31.7%          27.5%          34.4%          44.7%          32.6%

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table shows per share operation performance data, total investment return, ratios and supplemental data for one share outstanding for each of the years ended June 30:

                                                               2004           2003           2002           2001           2000
                                                               ----           ----           ----           ----           ----
THE PRIMARY INCOME FUND

PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Year                            $11.25         $11.90         $12.22         $10.40         $12.24
                                                              ------         ------         ------         ------         ------
Net Investment Income                                           0.22           0.25           0.28           0.35           0.44
Net Realized and Unrealized Gain (Loss) on Investments          1.03          (0.65)         (0.32)          1.82          (1.60)
                                                              ------         ------         ------         ------         ------
Total from Investment Operations                                1.25          (0.40)         (0.04)          2.17          (1.16)
                                                              ------         ------         ------         ------         ------
Less Distributions:
   From Net Investment Income                                  (0.22)         (0.25)         (0.28)         (0.35)         (0.44)
   From Net Realized Gains                                        --             --             --             --          (0.24)
                                                              ------         ------         ------         ------         ------
   Total Distributions                                         (0.22)         (0.25)         (0.28)         (0.35)         (0.68)
                                                              ------         ------         ------         ------         ------
Net Increase (Decrease)                                         1.03          (0.65)         (0.32)          1.82          (1.84)
                                                              ------         ------         ------         ------         ------
Net Asset Value, End of Year                                  $12.28         $11.25         $11.90         $12.22         $10.40
                                                              ------         ------         ------         ------         ------
                                                              ------         ------         ------         ------         ------

TOTAL INVESTMENT RETURN                                       11.23%         (3.20%)        (0.37%)        21.09%         (9.66%)

RATIOS AND SUPPLEMENTAL DATA
   Net Assets, End of Year (in thousands)                     $3,819         $3,534         $3,680         $3,726         $3,372
   Ratio of Net Expenses to Average Net Assets                 1.00%          1.00%          1.00%          1.00%          1.00%
   Ratio of Net Investment Income to Average Net Assets        1.91%          2.36%          2.27%          3.02%          4.04%
   Ratio of Total Expenses to Average Net Assets               2.84%          3.06%          2.78%          2.44%          2.43%
   Portfolio Turnover                                          23.8%          30.5%          21.5%          36.6%          33.4%

                       See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
June 30, 2004

1.   ORGANIZATION

     The Primary Trend Fund, Inc. ("Trend Fund") began operations on September 15, 1986. The Primary Income Fund, Inc. ("Income Fund") began operations on September 1, 1989. The Trend Fund and the Income Fund, collectively, the "Funds," are registered under the Investment Company Act of 1940 as open-end investment management companies.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Funds.

     a. Each security, excluding securities with 60 days or less remaining to maturity, is valued at the last sale price, or if no sale is reported, the average of the latest bid and asked prices. Price information on listed stocks is taken from the exchange where the security is primarily traded. Other securities for which market quotations are not readily available are valued under procedures approved by the Board of Directors. Securities with 60 days or less remaining to maturity are valued at amortized cost, which approximates market value.

     b. Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned, and includes amortization of premiums and discounts. Securities gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes.

     c. No provision for federal income taxes has been made since the Funds have elected to be taxed as regulated investment companies and intend to distribute their net investment income and net realized gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. At June 30, 2004, the Income Fund had a federal income tax capital loss carryforward of $176,776 of which $54,512 expires in 2009, $69,069 expires in 2011 and $53,195 expires in 2012. To the extent that the Income Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforward.

     d. Dividends from net investment income are declared and paid at least annually by the Trend Fund and are declared and paid monthly by the Income Fund. Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes. There were no reclassifications between net asset accounts for the year ended June 30, 2004.

                                                 TREND FUND                   INCOME FUND
                                           ----------------------       -----------------------
     FISCAL YEAR ENDING JUNE 30,            2004           2003           2004           2003
                                          --------       --------       --------       --------
     Distributions paid from:
          Ordinary Income                 $ 44,016       $ 61,692        $68,507        $78,690
          Net long term capital gains      114,374        673,924             --             --
                                          --------       --------        -------        -------
     Total taxable distributions           158,390        735,616         68,507         78,690
                                          --------       --------        -------        -------
     Total distributions paid             $158,390       $735,616        $68,507        $78,690
                                          --------       --------        -------        -------
                                          --------       --------        -------        -------

          For the year ended June 30, 2004, the Trend Fund designated $401,865 as a long-term capital gain distribution for purposes of the dividends paid deduction.

     e. The preparation of financial statements in conformity with accounting principles generally accepted in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.   INVESTMENT ADVISORY FEES AND MANAGEMENT AGREEMENTS

     The Funds have agreements with Arnold Investment Counsel, Inc. (the "Adviser"), with whom certain officers and directors of the Funds are affiliated, to serve as investment adviser. Under the terms of the agreements, the Adviser receives from both the Trend Fund and the Income Fund a monthly fee at an annual rate of 0.74% of their average daily net assets. The agreements further stipulate that the Adviser will reimburse the Income Fund for annual expenses exceeding certain specified levels. In addition to the reimbursements required under the agreements, the Adviser has voluntarily reimbursed the Income Fund for additional expenses incurred during the year ended June 30, 2004. For the year ended June 30, 2004, the Adviser reimbursed the Income Fund for all expenses exceeding 1.00% of its respective average daily net assets. This additional voluntary reimbursement to the Fund may be modified or discontinued at any time by the Adviser. For the year ended June 30, 2004, the Funds incurred investment advisory fees, net of expense reimbursements, totaling $78,719. The fee waiver resulted in a $0.14 per share increase in net investment income for the Income Fund for the year ended June 30, 2004.

4.   PURCHASES AND SALES OF SECURITIES

     Total purchases and sales of securities, other than short-term investments, for the Funds for the year ended June 30, 2004 were as follows:

                                                  TREND FUND     INCOME FUND
                                                  ----------     -----------
     Purchases                                    $4,563,112       $994,392
     Sales                                        $4,566,526       $765,726

5.   TAX INFORMATION

     At June 30, 2004, gross unrealized appreciation and depreciation of investments, based on aggregate cost for federal income tax purposes of $12,908,382 and $3,173,397 for the Trend Fund and Income Fund, respectively, were as follows:

                                                  TREND FUND     INCOME FUND
                                                  ----------     -----------
     Appreciation                                 $3,569,931       $729,563
     Depreciation                                   (199,880)       (67,509)
                                                  ----------       --------
     Net Appreciation on Investments              $3,370,051       $662,054
                                                  ----------       --------
                                                  ----------       --------

     As of June 30, 2004, the components of accumulated earnings/(deficit) on a tax basis were as follows:

                                                  TREND FUND     INCOME FUND
                                                  ----------     -----------
     Undistributed ordinary income                 $ 254,222      $   1,255
     Undistributed long-term capital gains           401,833             --
                                                  ----------      ---------
     Accumulated earnings                            656,055          1,255
     Accumulated capital and other losses                 --       (176,776)
     Unrealized appreciation                       3,370,051        662,054
                                                  ----------      ---------
     Total accumulated earnings                   $4,026,106      $ 486,533
                                                  ----------      ---------
                                                  ----------      ---------

     For the year ended June 30, 2004, 100% and 96% of the dividends paid from net investment income, including short-term capital gains (if any), for the Trend Fund and the Income Fund, respectively, are designated as qualified dividend income.

     For the year ended June 30, 2004, 88% and 100% of the dividends paid from net investment income, including short-term capital gains, qualifies for the dividends received deduction available to corporate shareholders of the Trend Fund and Income Fund, respectively.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
  The Primary Trend Fund, Inc.
  The Primary Income Fund, Inc.
  Milwaukee, Wisconsin

  We have audited the accompanying statements of assets and liabilities of The Primary Trend Fund, Inc., and The Primary Income Fund, Inc. (the Funds), including the portfolios of investments, as of June 30, 2004, and the related statements of operations, statements of changes in net assets and the financial highlights for the year ended June 30, 2004. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures with respect to unsettled portfolio security transactions. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Primary Trend Fund, Inc., and The Primary Income Fund, Inc., as of June 30, 2004, and the results of their operations, the changes in their net assets and their financial highlights for the year ended June 30, 2004, in conformity with accounting principles generally accepted in the United States of America (United States).

                                             BKD, LLP

Houston, Texas
July 16, 2004

REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Shareholders,
  The Primary Trend Fund, Inc.
  The Primary Income Funds, Inc.

  We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The Primary Trend Fund and The Primary Income Fund as of June 30, 2003, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2003, by correspondence with the custodian and broker or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of The Primary Trend Fund and The Primary Income Fund at June 30, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                             /s/Ernst & Young LLP

Milwaukee, Wisconsin
July 24, 2003

PROXY VOTING POLICIES AND PROCEDURES

For a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, please call 1-800-443-6544 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at http://www.sec.gov. After August 31, 2004, information on how the Funds voted proxies relating to portfolio securities during the twelve month period ending June 30, 2004, will be available without charge, upon request, by calling 1-800-443-6544 or by accessing the website of the Securities and Exchange Commission.

DIRECTORS AND OFFICERS

                                                                                           NUMBER OF
                                      TERM OF             PRINCIPAL                        FUNDS         OTHER
                      POSITION(S)     OFFICE AND          OCCUPATION(S)                    IN COMPLEX    DIRECTORSHIPS
NAME, ADDRESS         HELD WITH       LENGTH OF           DURING PAST                      OVERSEEN      HELD
AND AGE               THE FUND        TIME SERVED         5 YEARS                          BY DIRECTOR   BY DIRECTOR
-------------         -----------     -----------         -------------                    -----------   -------------
INDEPENDENT DIRECTORS:

Harold L. Holtz       Director        Indefinite, until   Retired                               2        Sharon Foundry, Inc.
700 N. Water Street                   successor elected   Previously practiced as a CPA,
Milwaukee, WI  53202                                      both private & public for over
Age: 80                               6 years             40 years

Clark Hillery         Director        Indefinite, until   Director of Team Services for         2        None
700 N. Water Street                   successor elected   the Milwaukee Bucks
Milwaukee, WI  53202
Age: 54                               6 years

William J. Rack       Director        Indefinite, until   Commercial Real Estate                2        None
700 N. Water Street                   successor elected   Development and Leasing
Milwaukee, WI  53202
Age: 58                               2 Years

INTERESTED DIRECTORS:

Barry S. Arnold       Director,       Indefinite, until   Portfolio Manager                     2        Arnold Investment
700 N. Water Street   Vice President  successor elected                                                  Counsel, Inc.
Milwaukee, WI  53202  and Secretary
Age: 39                               7 years

Lilli Gust            Director,       Indefinite, until   Portfolio Manager                     2        Arnold Investment
700 N. Water Street   President       successor elected                                                  Counsel, Inc.
Milwaukee, WI  53202  and Treasurer
Age: 58                               18 years

Additional information about the Funds' Directors is available in the Statement of Additional Information and is available, without charge, upon request, by calling 1-800-443-6544.

FUND PERFORMANCE COMPARISON

Initial Investment of
$10,000 on 6/30/94

             Date              Primary Trend Fund       S&P 500 Index*<F3>
             ----              ------------------       ------------------
             6/30/94                $10,000                  $10,000
             9/30/94                $10,537                  $10,489
            12/31/94                $10,233                  $10,487
             3/31/95                $10,823                  $11,508
             6/30/95                $11,703                  $12,607
             9/30/95                $11,799                  $13,608
            12/31/95                $11,890                  $14,428
             3/31/96                $12,893                  $15,202
             6/30/96                $13,283                  $15,884
             9/30/96                $13,739                  $16,375
            12/31/96                $15,455                  $17,740
             3/31/97                $15,252                  $18,216
             6/30/97                $16,768                  $21,396
             9/30/97                $18,436                  $22,999
            12/31/97                $18,266                  $23,659
             3/31/98                $19,514                  $26,959
             6/30/98                $18,958                  $27,849
             9/30/98                $17,003                  $25,079
            12/31/98                $17,898                  $30,420
             3/31/99                $18,103                  $31,936
             6/30/99                $19,845                  $34,187
             9/30/99                $18,310                  $32,052
            12/31/99                $17,420                  $36,822
           3/31/2000                $17,320                  $37,666
           6/30/2000                $17,637                  $36,665
           9/30/2000                $19,467                  $36,310
          12/31/2000                $21,160                  $33,469
           3/31/2001                $20,724                  $29,501
           6/30/2001                $21,613                  $31,228
           9/30/2001                $19,464                  $26,644
          12/31/2001                $21,528                  $29,491
           3/31/2002                $22,806                  $29,573
           6/30/2002                $21,014                  $25,611
           9/30/2002                $18,505                  $21,186
          12/31/2002                $18,808                  $22,974
           3/31/2003                $18,137                  $22,250
           6/30/2003                $21,085                  $25,675
           9/30/2003                $21,137                  $26,355
          12/31/2003                $23,870                  $29,564
           3/31/2004                $24,379                  $30,064
           6/30/2004                $24,681                  $30,582

PERFORMANCE THROUGH JUNE 30, 2004                  FUND          INDEX
---------------------------------                  ----          -----
2004 Year to Date                                +3.40%         +3.44%
One Year                                        +17.05%        +19.11%
5 Years (annualized)                             +4.46%         -0.69%
10 Years (annualized)                            +9.45%         -2.20%
Since Inception (annualized)                     +8.46%        +11.83%

Initial Investment of
$10,000 on 6/30/94

             Date             Primary Income Fund       S&P 500 Index*<F3>
             ----             -------------------       ------------------
            6/30/94                 $10,000                  $10,000
            9/30/94                 $10,436                  $10,489
           12/31/94                 $10,218                  $10,487
            3/31/95                 $10,933                  $11,508
            6/30/95                 $11,484                  $12,607
            9/30/95                 $11,855                  $13,608
           12/31/95                 $12,325                  $14,428
            3/31/96                 $12,843                  $15,202
            6/30/96                 $13,187                  $15,884
            9/30/96                 $13,477                  $16,375
           12/31/96                 $14,801                  $17,740
            3/31/97                 $15,105                  $18,216
            6/30/97                 $16,365                  $21,396
            9/30/97                 $17,990                  $22,999
           12/31/97                 $18,577                  $23,659
            3/31/98                 $19,281                  $26,959
            6/30/98                 $18,774                  $27,849
            9/30/98                 $18,057                  $25,079
           12/31/98                 $18,674                  $30,420
            3/31/99                 $17,932                  $31,936
            6/30/99                 $19,332                  $34,187
            9/30/99                 $17,982                  $32,052
           12/31/99                 $17,089                  $36,822
          3/31/2000                 $17,197                  $37,666
          6/30/2000                 $17,465                  $36,665
          9/30/2000                 $19,473                  $36,310
         12/31/2000                 $20,565                  $33,469
          3/31/2001                 $20,332                  $29,501
          6/30/2001                 $21,148                  $31,228
          9/30/2001                 $20,144                  $26,644
         12/31/2001                 $21,209                  $29,491
          3/31/2002                 $22,483                  $29,573
          6/30/2002                 $21,070                  $25,611
          9/30/2002                 $18,683                  $21,186
         12/31/2002                 $18,992                  $22,974
          3/31/2003                 $18,177                  $22,250
          6/30/2003                 $20,394                  $25,675
          9/30/2003                 $20,300                  $26,355
         12/31/2003                 $22,270                  $29,564
          3/31/2004                 $22,256                  $30,064
          6/30/2004                 $22,684                  $30,582

PERFORMANCE THROUGH JUNE 30, 2004                  FUND          INDEX
---------------------------------                  ----          -----
2004 Year to Date                                +1.86%         +3.44%
One Year                                        +11.23%        +19.11%
5 Years (annualized)                             +3.25%         -0.69%
10 Years (annualized)                            +8.54%         -2.20%
Since Inception (annualized)                     +8.54%        +11.83%

THE PERFORMANCE DATA QUOTED IS PAST PERFORMANCE AND PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-800-443-6544.

*<F3> The S&P 500(R) Index is an unmanaged but commonly used measure of common stock total return performance. The Funds total returns include operating expenses such as transaction costs and advisory fees which reduce total returns while the total returns of the Index do not.

(THE PRIMARY TREND FUNDS LOGO)

WWW.PRIMARYTRENDFUNDS.COM

INVESTMENT ADVISER
 Arnold Investment Counsel Incorporated
 700 North Water Street
 Milwaukee, Wisconsin 53202
 1-800-443-6544

OFFICERS
 Lilli Gust, President and Treasurer
 Barry S. Arnold, Vice President and Secretary

DIRECTORS
 Barry S. Arnold
 Lilli Gust
 Clark J. Hillery
 Harold L. Holtz
 William J. Rack

ADMINISTRATOR
 UMB Fund Services, Inc.
 803 West Michigan Street
 Milwaukee, Wisconsin 53233

CUSTODIAN
 U.S. Bank, N.A.
 777 East Wisconsin Avenue
 Milwaukee, Wisconsin 53202

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
 U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
 Milwaukee, Wisconsin 53202
 1-800-968-2122

INDEPENDENT AUDITORS
 BKD, LLP
 1360 Post Oak Boulevard, Suite 1900
 Houston, Texas 77056

LEGAL COUNSEL
 Foley & Lardner
 777 East Wisconsin Avenue
 Milwaukee, Wisconsin 53202

Founding member of
100%
NO-LOAD TM
MUTUAL FUND
COUNCIL

ITEM 2.  CODE OF ETHICS

The Registrant has adopted a code of ethics (the "Code") that applies to its principal executive officer and principal financial officer. A copy of the Code is filed as an exhibit to this Form N-CSR. During the period covered by this report, there were no amendments to the provisions of the Code, nor were there any implicit or explicit waivers to the provisions of the Code.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

While The Primary Trend Fund, Inc. believes that each of the members of its audit committee has sufficient knowledge of accounting principles and financial statements to serve on the audit committee, none has the requisite experience to qualify as an "audit committee financial expert" as such term is defined by the Securities and Exchange Commission.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

The aggregate fees for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are listed below.

(a) Audit Fees.
     Fiscal year ended June 30, 2004         $ 9,600
     Fiscal year ended June 30, 2003         $15,400

(b) Audit-Related Fees.
     None.

(c) Tax Fees.
     Fiscal year ended June 30, 2004         $950
     Fiscal year ended June 30, 2003         $0

(d) All Other Fees.
     None.

(e)
     (1) None.

     (2) None.

(f) None.

(g) See item 4(c).

(h) Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.  RESERVED

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.  RESERVED

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

None.

ITEM 10.  CONTROLS AND PROCEDURES

(a) The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in Registrant's internal control over financial reporting that occurred during the Registrant's last fiscal half-year that have materially affected or are reasonably likely to materially affect Registrant's internal control over financial reporting.

ITEM 11.  EXHIBITS

(a)  Code of Ethics.

(b) Certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Primary Trend Fund, Inc.
---------------------------

s/ Lilli Gust
-------------
Lilli Gust
Principal Executive Officer
September 3, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

s/ Lilli Gust
-------------
Lilli Gust
Principal Executive Officer
September 3, 2004

s/ Lilli Gust
-------------
Lilli Gust
Principal Financial Officer
September 3, 2004